PURCHASE AND SALE AGREEMENT by and between FOUNDATION ENERGY FUND VII-A, L.P. and FOUNDATION ENERGY MANAGEMENT, LLC (Seller) and EVOLUTION PETROLEUM CORPORATION (Buyer) Dated as of January 14, 2022 _________________________________________________________________ Exhibit 10.6

Table of Contents – Page ii 1. TABLE OF CONTENTS ARTICLE I Covenant to Purchase and Sell .................................................................... 1 Section 1.1 Agreement to Sell and Purchase ................................................................................... 1 Section 1.2 Assumed Liabilities ........................................................................................................ 2 Section 1.3 Resetting Hedge Contract .............................................................................................. 2 Section 1.4 Mortgage Debt ................................................................................................................ 2 ARTICLE II ................................................................................................................ 2 EPC Purchase Price ...................................................................................................... 2 Section 2.1 EPC’s Purchase Price ..................................................................................................... 2 Section 2.2 Deposit ............................................................................................................................. 3 Section 2.3 Adjustments to EPC Purchase Price ............................................................................ 3 ARTICLE III REPRESENTATIONS AND WARRANTIES ........................................... 4 Section 3.1 Representations and Warranties of FEF VII-A .......................................................... 4 Section 3.2 Representations and Warranties of FEM .................................................................... 5 Section 3.3 Representations and Warranties of EPC ..................................................................... 7 Section 3.4 Survival of Representations and Warranties ............................................................... 9 Section 3.5 Waiver of Representations and Warranties ............................................................... 10 Section 3.6 Waiver Of Consumer Protection Statutes ................................................................. 11 Section 3.7 Conspicuous .................................................................................................................. 11 ARTICLE IV COVENANTS ....................................................................................... 11 Section 4.1 Conduct of Business..................................................................................................... 11 Section 4.2 Confidentiality Agreement .......................................................................................... 12 Section 4.3 Reports ........................................................................................................................... 13 Section 4.4 Efforts ............................................................................................................................ 13 Section 4.5 Return of Information .................................................................................................. 13 Section 4.6 Investigation .................................................................................................................. 13 Section 4.7 Notification of Breaches .............................................................................................. 13 ARTICLE V EXAMINATION OF TITLE AND PROPERTIES .................................... 14 Section 5.1 Access ............................................................................................................................ 14 Section 5.2 EPC Confidentiality ..................................................................................................... 16

Table of Contents – Page iii Section 5.3 Disclosure from FEF VII-A’s Reports ...................................................................... 16 Section 5.4 Additional Defects ........................................................................................................ 16 Section 5.5 Additional Defect Threshold; Election to Terminate. ............................................. 16 Section 5.6 Defect Arbitrator. ......................................................................................................... 17 Section 5.7 Casualty Loss and Condemnation. ............................................................................. 18 Section 5.8 Preferential Purchase Rights ....................................................................................... 18 Section 5.9 Applicable Consents. ................................................................................................... 19 Section 5.10 Exclusive Remedy ........................................................................................................ 20 ARTICLE VI CONDITIONS PRECEDENT TO CLOSING.......................................... 20 Section 6.1 Sellers’ Conditions ....................................................................................................... 20 Section 6.2 EPC’s Conditions ......................................................................................................... 21 ARTICLE VII CLOSING ........................................................................................... 22 Section 7.1 Closing Settlement Statement and Closing. .............................................................. 22 Section 7.2 Closing Obligations...................................................................................................... 22 ARTICLE VIII POST-CLOSING RIGHTS AND OBLIGATIONS ................................ 23 Section 8.1 Files and Records ......................................................................................................... 23 Section 8.2 Post-Closing Adjustments ........................................................................................... 23 Section 8.3 Further Assurances ....................................................................................................... 24 Section 8.4 Recording Documents; Obtaining Customary Post-Closing Consents ................. 24 ARTICLE IX INDEMNIFICATION ............................................................................ 25 Section 9.1 Definitions. .................................................................................................................... 25 Section 9.2 EPC’s Indemnity Obligation ....................................................................................... 25 Section 9.3 Sellers’ Indemnity Obligation ..................................................................................... 25 Section 9.4 Cross Indemnity of the Assumed Liabilities under the NPR PSA. ....................... 25 Section 9.5 Waiver of Certain Damages ........................................................................................ 26 Section 9.6 Exclusive Remedy ........................................................................................................ 26 Section 9.7 Extent of Indemnification ............................................................................................ 26 Section 9.8 Knowledge .................................................................................................................... 27 Section 9.9 Losses ............................................................................................................................. 27 Section 9.10 Claimants ....................................................................................................................... 27 Section 9.11 Disclaimer of Application of Anti-Indemnity Statutes ........................................... 27

Table of Contents – Page iv ARTICLE X OPERATIONS; DEVELOPMENT PLAN ................................................ 27 Section 10.1 FEM as Operator .......................................................................................................... 27 Section 10.2 Development Plan ........................................................................................................ 28 ARTICLE XI TERMINATION ................................................................................... 28 Section 11.1 Termination ................................................................................................................... 28 Section 11.2 Liabilities Upon Termination, .................................................................................... 28 Section 11.3 Effect of Termination ................................................................................................... 29 ARTICLE XII MISCELLANEOUS ............................................................................. 29 Section 12.1 Notices ........................................................................................................................... 29 Section 12.2 Amendments and Severability .................................................................................... 30 Section 12.3 Assignment .................................................................................................................... 30 Section 12.4 Interpretation. ................................................................................................................ 30 Section 12.5 Governing Law ............................................................................................................. 31 Section 12.6 Announcements ............................................................................................................ 31 Section 12.7 Entire Agreement ......................................................................................................... 32 Section 12.8 Parties in Interest .......................................................................................................... 32 Section 12.9 Waiver ............................................................................................................................ 32 Section 12.10Conspicuousness of Provisions .................................................................................. 33 Section 12.11Counterparts .................................................................................................................. 33 Section 12.12Waiver of Jury Trial; Submission to Jurisdiction. ................................................... 33 Exhibits and Schedules Exhibit A Purchase and Sale Agreement dated August 24, 2021, entered by NP Resources, LLC and FEF VII-A Exhibit B-1 Form of EPC’s Officer Certificate Exhibit B-2 Form of Sellers’ Officer Certificate Exhibit C Form of Non-Foreign Status Affidavit Exhibit D Form of Development Plan Schedule 2.3 Closing Settlement Statement Schedule 3.1(k) Required Consents Schedule 3.1(l) Imbalances Since the Effective Time

1 PURCHASE AND SALE AGREEMENT This Purchase and Sale Agreement (“Agreement”) is entered into this 14th day of January, 2022, between Foundation Energy Fund VII-A, L.P., a Delaware limited partnership (“FEF VII- A”) and Foundation Energy Management, LLC (“FEM”), the address for each being 5057 Keller Springs Rd., Suite 650, Addison, Texas 75001, and Evolution Petroleum Corporation, a Nevada corporation, (“EPC”), having an address of 1155 Dairy Ashford St., Suite 425, Houston, Texas. FEF VII-A and FEM, acting jointly and severally, are collectively referred to herein sometimes as “Seller” or “Sellers”. FEF VII-A, FEM, and EPC are collectively referred to herein as the “Parties” and each individually referred to herein as a “Party.” W I T N E S S E T H: This Agreement is based upon the following matters: A. A Purchase and Sale Agreement (“NPR PSA”) dated August 24, 2021, was entered by NP Resources, LLC (“NPR”) and FEF VII-A, a copy of which is attached hereto as Exhibit A and made a part hereof. B. Unless otherwise expressly stated herein, capitalized terms used in this Agreement shall have the same meaning as set forth in the NPR PSA. C. Pursuant to the terms of the NPR PSA, with closing having occurred on October 4, 2021, but effective June 1, 2021 at 7:00 a.m. Mountain Time, (the “Effective Time”), FEF VII-A did acquire all the right, title and interest of NPR Resources, LLC in the Properties described in and covered by the NPR PSA. D. All the right, title and interest in said Properties acquired by FEF VII-A from NPR, less and except the Suspense Funds, and less and except the joint interest billing receivables, are herein referred to as the (“NPR Properties”). E. Subject to the terms and conditions set forth herein, effective as of the Effective Time, FEF VII-A desires to sell to EPC, and EPC desires to purchase from FEF VII-A, an undivided one-half (50%) interest in and to the NPR Properties with FEF VII-A retaining the remaining undivided one-half (50%) interest in and to the NPR Properties. NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived herefrom by each Party, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE I Covenant to Purchase and Sell Section 1.1 Agreement to Sell and Purchase. Closing under this Agreement is to occur on the date of this Agreement. At the closing under this Agreement, effective as of the Effective

2 Time, subject to the terms, conditions and reservations herein, FEF VII-A shall sell, convey and assign to EPC, and EPC shall purchase, pay for, and accept, an undivided one-half (50%) interest of the NPR Properties, and, to the extent attributable to said undivided one-half (50%) interest of the NPR Properties, all rights, title, interest in, and benefits granted and conveyed by NPR to FEF VII-A under the NPR PSA (save and except, and excluding, the right to operate the NPR Properties reserved by Sellers in Article X below) (the “1/2 Property Share”). Section 1.2 Assumed Liabilities. Without limiting EPC’s pass-through portion of FEF VII-A’s rights to indemnity under Article XI of the NPR PSA, and remedies for Title Defects and Environmental Defects pursuant to Article VI of the NPR PSA, EPC shall assume and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid and discharged) one-half (50%) of all of the Assumed Liabilities under the NPR PSA, save and except FEM shall have sole responsibility for all obligations under the NPR PSA relating to the Suspense Funds. Section 1.3 Closeout Hedge Contract. Following closing under the NPR PSA, FEM entered Hedge Contracts covering Hydrocarbon production from or attributable to the NPR Properties. On or before closing under this Agreement such Hedge Contracts will be closed out by FEM as to the 1/2 Property Share, or, at the written election of EPC, if available by the hedge providers, novated to EPC as to the ½ Property Share. EPC will be responsible for any costs associated with such requirements of FEM to reset the Hedge Contracts (“Hedge Closeout Costs”). Section 1.4 Mortgage Debt. FEF VII-A borrowed money from Amegy Bank, granting Amegy Bank a mortgage lien on the NPR Properties (the “Amegy Mortgage Lien”). ARTICLE II EPC Purchase Price Section 2.1 EPC’s Purchase Price. The purchase price for the sale and conveyance of the ½ Property Share to EPC shall be as follows (collectively the “EPC Purchase Price”): (a) One-half of the adjusted Purchase Price paid by FEF VII-A to NPR under the NPR PSA (the Purchase Price under the NPR PSA being adjusted under Section 3.2 of said document and as otherwise expressly provided in said document, which adjustments are subject to agreement by FEF VII-A and NPR by their respective joint execution of the Preliminary Settlement Statement and Final Settlement Statement provided under the NPR PSA, or, in absence of agreement, by resolution of disputes by the Accounting Expert provided in the NPR PSA) (“Acquisition Reimbursement”); (b) Cash consideration in the amount of Eight Hundred Fifty Thousand Dollars ($850,000) paid to FEF VII-A (“Cash Consideration”); (c) The sum of Five Hundred Thousand Dollars ($500,000) paid to FEF VII-A (“Management Reimbursement Fee”); (d) The sum of money paid to FEF VII-A, being one-half of the out-of-pocket legal, title examination, and environmental/property inspection costs incurred by FEF VII-A under the

3 NPR PSA, (“Due Diligence Reimbursement”) (Schedule 2.3 attached hereto contains the presently assembled schedule of such costs); and (e) The Hedge Closeout Costs. All sums of money to be paid as part of EPC Purchase Price shall be payable via direct bank deposit or wire transfer of immediately available United States dollars. Section 2.2 Intentionally removed. Section 2.3 Adjustments to EPC Purchase Price. The Acquisition Reimbursement to be paid by EPC to FEF VII-A shall be adjusted as follows and as described on Schedule 2.3 and as finally adjusted on the Post-Closing Settlement Statement: (a) The EPC Purchase Price shall be adjusted upward by the following (without duplication of any amounts): (i) the amount of all costs and expenses (including rentals, delay rentals, royalties, top lease payments, extension and/or renewal payments, Taxes, utilities, water and sewer charges, capital expenditures, lease operating expenses, deposits or items pre-paid by Sellers) paid by or on behalf of Sellers (and not deducted or netted from the proceeds described in Section 2.3(b)(i)) with respect to the ½ Property Share and attributable to any period of time from and after the Effective Time (whether paid before or after the Effective Time) (the foregoing costs and expenses shall be inclusive of any operating overhead fees charges of FEM for operations of any of the NPR Properties); and (ii) any other upward adjustment provided for elsewhere in this Agreement or mutually agreed upon by Sellers and EPC. (b) The EPC Purchase Price shall be adjusted downward by the following (without duplication of any amounts): (i) the amount of net proceeds (gross proceeds less amounts actually paid or payable by (or on behalf of) Sellers (or any of its Affiliates) as royalties, overriding royalties, and similar burdens on production and severance, and Production Taxes) received by Sellers and derived from the sale by Sellers of Hydrocarbons from and after the Effective Time attributable to the ½ Property Share; and (ii) any other downward adjustment provided for elsewhere in this Agreement or mutually agreed upon by Sellers and EPC. ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.1 Representations and Warranties of FEF VII-A. FEF VII-A represents and warrants to EPC that as of the date of this Agreement and as of the closing hereunder:

4 (a) Organization and Good Standing. FEF VII-A is a limited partnership, duly organized, validly existing and in good standing under the Laws of Delaware, has full legal power to carry on its business as now conducted, is authorized to hold title to the NPR Properties and is in good standing and duly qualified to conduct its business in North Dakota. (b) Authorization. The execution, delivery and performance of this Agreement by FEF VII-A and the consummation by FEF VII-A of the transactions contemplated hereby have been duly and validly authorized pursuant to the governing documents of FEF VII-A. (c) Enforceability. (i) Assuming the execution and delivery by the other Parties to this Agreement, this Agreement and the closing performances of FEF VII-A under this Agreement are the valid and binding obligations of FEF VII-A, enforceable against FEF VII-A in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability and to general equitable principles. (ii) Except for (A) (intentionally removed); (B) required consents to transfer (including those set forth on Schedule 4.1(k) of the NPR PSA); or (C) any other third-party approvals or consents necessary with respect to the transactions contemplated herein, including Customary Post-Closing Consents, neither the execution and delivery by FEF VII-A of this Agreement and the performances to be delivered by FEM under this Agreement, nor the consummation by FEF VII-A of the transactions contemplated by this Agreement, will violate or be in conflict with: (1) the articles of incorporation, bylaws or governing documents of FEF VII- A; (2) any material provision of any agreement or instrument to which FEF VII-A is a party or by which it, or the NPR Properties, is bound; or (3) any material provision of any Law applicable to FEF VII-A or any NPR Property, except, in the case of (2) and (3), where such violation or conflict would not have a Material Adverse Effect. (d) Brokers’ Fees. FEF VII-A has not made any agreement with respect to any broker’s or finder’s fees arising out of or in any way related to the transactions contemplated by this Agreement for which EPC will have any liability. (e) Litigation. (i) There is no action, suit or other legal proceeding pending against FEF VII-A with respect to the NPR Properties before any Governmental Authority or arbitrator, and (ii) FEF VII-A has not received written notice of any material action, suit or other legal proceeding that has been threatened or is pending against FEF VII-A with respect to the NPR Properties before any Governmental Authority or arbitrator, and (iii) there exist no unsatisfied judgments that would result in material impairment or loss of FEF VII-A’s interest in any part of the NPR Properties. (f) Taxes. (i) All material Tax Returns relating to the NPR Properties that are required to have been filed by FEF VII-A since Closing under the NPR PSA have been timely filed, (ii) all material Taxes shown as due on such Tax Returns have been paid or provided for, except those being contested in good faith, and (iii) there are no Tax liens (other than Permitted Encumbrances) on any of the NPR Properties.

5 (g) Governmental Authorization. As to FEM as operator of the FEM operated NPR Properties, and, to the extent of FEF VII-A’s Knowledge, as to any third party operator of the third party operated NPR Properties, the operator has all licenses, authorizations, consents and approvals from all Governmental Authorities required for the ownership and operation of the NPR Properties, the absence of which would not have a Material Adverse Effect on the NPR Properties taken as a whole. (h) No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by, or to FEF VII-A’s Knowledge threatened against FEF VII-A. (i) Compliance with Law. Schedule 4.1(i) of the NPR PSA sets forth the notices of violation, judgments and court orders of NPR. Excluding matters disclosed in Schedule 4.1(i) of the NPR PSA and matters disclosed in all title reports and property inspection reports prepared by or on behalf of FEF VII-A in connection with the title examination and property inspections conducted by FEF VII-A with respect to its due diligence under the NPR PSA and delivered electronically to EPC prior to the date hereof (“FEF VII-A’s Reports”), FEF VII-A has not received a written notice of a material violation of any Law applicable to the NPR Properties or operations on the NPR Properties, which remains uncured or would have a Material Adverse Effect on the NPR Properties, taken as a whole. (j) Leases. To the Knowledge of FEF VII-A, NPR was not in material breach of the Leases before the date of Closing (as defined in the NPR PSA). Neither FEF VII-A nor FEM are in material breach of the Leases since the Closing under the NPR PSA. (k) Rights in Third Parties. Schedule 3.1(k) sets forth a list of required consents that have not been obtained prior to the closing hereunder. Except (i) as set out on Schedule 4.1(k) of the NPR PSA and Schedule 3.1(k) hereto, (ii) for any Customary Post Closing Consents, and (iii) under any Applicable Contracts that are terminable by FEF VII-A or FEM, or their respective assignee on not more than sixty (60) days’ notice, (y) to FEF VII-A’s Knowledge there are no preferential rights to purchase that are applicable in connection with the transfer of the ½ Property Share to EPC and (z) to FEF VII-A’s Knowledge there are no required consents to assign that are applicable in connection with the transfer of the ½ Property Share to EPC. (l) Imbalances. Schedule 3.1(l) sets forth Imbalances to the NPR Properties since the Effective Time under the NPR PSA. To FEF VII-A’s Knowledge Schedule 4.1(l) of the NPR PSA and Schedule 3.1(l) set out all Imbalances associated with the NPR Properties as of the closing hereunder. (m) Material Contracts. To FEF VII-A’s Knowledge, there are no adjustments or changes to be made to Schedule 4.1(m) of the NPR PSA of Material Contracts and the representation of NPR under Section 4.1(m) of the NPR PSA. (n) Foreign Person. FEF VII-A is not a “foreign person” within the meaning of Section 1445 of the Code. (o) Liens. To the Knowledge of FEF VII-A, there are no liens and encumbrances to which the ½ Property Share was subject when delivered to FEF VII-A by NPR, save and except the Permitted Encumbrances (including the liens granted under the governing operating

6 agreements). At closing hereunder, the ½ Property Share shall be delivered to EPC by FEF VII- free and clear of all liens created by, through or under FEF VII-A (including being free of the Amegy Mortgage Lien). (p) Title to Assets. Neither FEM nor its Affiliates has sold, transferred, or assigned any of the ½ Property Share or provided any other Person rights to ownership of the NPR Properties. (q) NPR PSA. As of the date of this Agreement, the NPR PSA is in full force and effect and there exist no defaults or breaches of representations or warranties by FEF VII-A thereunder, nor any acts or events which, with the passage of time or the giving of notice or both, could become defaults thereunder, on the part of any party thereto. (r) Bonds and Credit Support. There are no actions required by FEF VII-A under Section 5.3 of the NPR PSA. There are no outstanding Security Arrangements as defined in the NPR PSA. FEF VII-A will be deemed to have “Knowledge” of a particular fact or other matter if any of the following individuals has actual knowledge of such fact or other matter: Joel Sauer, Rick Payne, and Caleb Bates. Section 3.2 Representations and Warranties of FEM. FEM represents and warrants to EPC that as of the date of this Agreement and as of the closing hereunder: (a) Organization and Good Standing. FEM is a limited liability company, duly organized, validly existing and in good standing under the Laws of Texas, has full legal power to carry on its business as now conducted, is authorized to operate the NPR Properties for which is has succeeded as operator from NPR, and is in good standing and duly qualified to conduct its business in North Dakota. (b) Authorization. The execution, delivery and performance of this Agreement by FEM and the consummation by FEM of the transactions contemplated hereby have been duly and validly authorized pursuant to the governing documents of FEM. (c) Enforceability. (i) Assuming the execution and delivery by the other Parties to this Agreement, this Agreement and the closing performances of FEM under this Agreement are the valid and binding obligations of FEM, enforceable against FEM in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability and to general equitable principles. (ii) Except for (A) (intentionally removed); (B) required consents to transfer (including those set forth on Schedule 4.1(k) of NPR PSA); or (C) any other third-party approvals or consents necessary with respect to the transactions contemplated herein, including Customary Post-Closing Consents, neither the execution and delivery by FEM of this Agreement and the performances to be delivered by FEM under this Agreement, nor the consummation by FEM of the transactions contemplated by this Agreement, will violate or be in conflict with: (1) the articles

7 of incorporation, bylaws or governing documents of FEM; (2) any material provision of any agreement or instrument to which FEM is a party or by which it, or the NPR Properties, is bound; or (3) any material provision of any Law applicable to FEM or any NPR Property, except, in the case of (2) and (3), where such violation or conflict would not have a Material Adverse Effect. (d) Brokers’ Fees. FEM has not made any agreement with respect to any broker’s or finder’s fees arising out of or in any way related to the transactions contemplated by this Agreement for which EPC will have any liability. (e) Litigation. (i) There is no action, suit or other legal proceeding pending against FEM with respect to the NPR Properties before any Governmental Authority or arbitrator, and (ii) FEM has not received written notice of any material action, suit or other legal proceeding that has been threatened or is pending against FEM with respect to the NPR Properties before any Governmental Authority or arbitrator, and (iii) there exist no unsatisfied judgments that would result in material impairment or loss of FEM’s interest in any part of the NPR Properties. (f) Taxes. (i) All material Tax Returns relating to the NPR Properties that are required to have been filed by FEM since Closing under the NPR PSA have been timely filed, (ii) all material Taxes shown as due on such Tax Returns have been paid or provided for, except those being contested in good faith, and (iii) there are no Tax liens (other than Permitted Encumbrances) on any of the NPR Properties. (g) Governmental Authorization. FEM as operator of the FEM operated NPR Properties, and, to the extent of FEM’s Knowledge, as to any third party operator of the third party operated NPR Properties, the operator has all licenses, authorizations, consents and approvals from all Governmental Authorities required for the ownership and operation of the NPR Properties, the absence of which would not have a Material Adverse Effect on the NPR Properties taken as a whole. (h) No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by, or to FEM’s Knowledge threatened against FEM. (i) Compliance with Law. Schedule 4.1(i) of the NPR PSA sets forth the notices of violation, judgments and court orders of NPR. Excluding matters disclosed in Schedule 4.1(i) of the NPR PSA and matters disclosed the FEF VII-A’s Report, FEM has not received a written notice of a material violation of any Law applicable to the NPR Properties or operations on the NPR Properties, which remains uncured or would have a Material Adverse Effect on the NPR Properties, taken as a whole. (j) Leases. To the Knowledge of FEM, NPR was not in material breach of the Leases before the date of Closing (as defined in the NPR PSA). Neither FEF VII-A nor FEM are in material breach of the Leases since the Closing under the NPR PSA. (k) Rights in Third Parties. Schedule 3.1(k) sets forth a list of required consents that have not been obtained prior to the closing hereunder. Except (i) as set out on Schedule 4.1(k) of the NPR PSA (save and except those set forth in Schedule 3.1(k) hereto), (ii) for any Customary Post Closing Consents, and (iii) under any Applicable Contracts that are terminable by FEF VII-

8 A or FEM, or their respective assignee on not more than sixty (60) days’ notice, (i) to FEM’s Knowledge there are no preferential rights to purchase that are applicable in connection with the transfer of the ½ Property Share to EPC and (ii) to FEM’s Knowledge there are no required consents to assign that are applicable in connection with the transfer of the ½ Property Share to EPC. (l) Imbalances. Schedule 3.1(l) sets forth Imbalances to the NPR Properties since the Effective Time under the NPR PSA. To FEM’s Knowledge Schedule 4.1(l) of the NPR PSA and Schedule 3.1(l) set out all Imbalances associated with the NPR Properties as of the closing hereunder. (m) Material Contracts. To FEM’s Knowledge, there are no adjustments or changes to be made to Schedule 4.1(m) of the NPR PSA of Material Contracts and the representation of NPR under Section 4.2(m) of the NPR PSA. (n) Foreign Person. FEM is not a “foreign person” within the meaning of Section 1445 of the Code. (o) Liens. To the Knowledge of FEM, there are no liens and encumbrances to which the ½ Property Share was subject when delivered to FEF VII-A by NPR, save and except the Permitted Encumbrances (including the liens granted under the governing operating agreements). At closing hereunder, the ½ Property Share shall be delivered to EPC by FEF VII-free and clear of all liens created by, through or under FEF VII-A (including being free of the Amegy Mortgage Lien). (p) Title to Assets. Neither FEF VII-A nor its Affiliates has sold, transferred, or assigned any of the ½ Property Share or provided any other Person rights to ownership of the NPR Properties. FEM will be deemed to have “Knowledge” of a particular fact or other matter if any of the following individuals has actual knowledge of such fact or other matter: Joel Sauer, Rick Payne, and Caleb Bates. Section 3.3 Representations and Warranties of EPC. EPC represents and warrants to FEF VII-A and FEM that as of the date of this Agreement and as of the closing hereunder: (a) Organization and Good Standing. EPC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada, has full legal power to carry on its business as now conducted, is authorized to hold title to the ½ Property Share and is in good standing and duly qualified to conduct its business in North Dakota. (b) Authorization. The execution, delivery and performance of this Agreement by EPC and the consummation by EPC of the transactions contemplated hereby have been duly and validly authorized pursuant to the governing documents of EPC. (c) Enforceability. Assuming the execution and delivery by the other Parties to this Agreement and the performances of EPC under this Agreement, this Agreement and such EPC performances are the valid and binding obligation of EPC, enforceable against EPC in accordance

9 with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability and to general equitable principles. Neither the execution and delivery by EPC of this Agreement and such performance by EPC under this Agreement, nor the consummation by EPC of the transactions contemplated by this Agreement and such EPC performances, will violate, or be in conflict with (i) the articles of incorporation, bylaws or governing documents of EPC, (ii) any provision of any agreement or instrument to which EPC is a party or by which it (or any of its properties) is bound or (iii) any Law applicable to EPC (or any of its properties). (d) Environmental Condition. EPC agrees and acknowledges that the NPR Properties have been used for oil and gas drilling and production operations, related oil field operations and possibly for the storage and disposal of deleterious substances, and that the NPR Properties may be contaminated with a variety of harmful substances. Physical changes in or under the NPR Properties or adjacent lands may have occurred as a result of such uses. The NPR Properties may contain wells, sumps landfills, pits, ponds, tanks impoundments, foundations, pipelines and other equipment whether or not of a similar nature, any of which may be buried and contain deleterious substances, and the locations of which may not be readily apparent by a physical inspection of the NPR Properties. In addition, EPC acknowledges that some oil field production equipment may contain hazardous materials, including asbestos and naturally occurring radioactive material (“NORM”). In this regard, EPC expressly understands that NORM in the form of scale or in other forms may have become dislodged from the inside of wells, materials and equipment and be located on the NPR Properties. EPC expressly understands that special procedures may be required for the removal and disposal of asbestos, NORM and other deleterious substances from the NPR Properties where they may be found. EPC represents that, prior to the Closing, it will, and as of the Closing, it has, satisfied itself as to the physical and environmental condition of the NPR Properties, both surface and subsurface, and their method of operation, and in making the decision to enter in this Agreement and consummate the transactions contemplated hereby, EPC has relied solely on the basis of its own independent investigation of the NPR Properties. (e) Independent Valuation. EPC acknowledges and agrees that (i) it is knowledgeable of the oil and gas business and of the usual and customary practices of producers like Sellers, and (ii) it is sophisticated in the evaluation, purchase, ownership, development, investment in and operation of oil and gas properties. In making its decision to enter into this Agreement and to consummate the transactions contemplated herein, EPC, except to the extent of FEF VII-A’s express representations and warranties in Section 3.1, FEM’s express representations and warranties in Section 3.2, and the special warranty of title contained in the Assignment, has relied on its own independent investigation, review and analysis of the NPR Properties, which investigation, review and analysis was done by EPC and its own legal, tax, economic, environmental, geological and geophysical, engineering and other advisors. In entering into this Agreement, EPC acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of Sellers, or any representatives, consultants or advisors engaged by or otherwise purporting to represent Sellers or any Affiliate of Sellers (except the specific representations and warranties of FEF VII-A set forth in Section 3.1, the specific representations and warranties of FEM in Section 3.2, and the special warranty of title included in the Assignment). EPC hereby acknowledges and agrees that, other than the representations and warranties of FEF VII-A set forth in Section 3.1, the specific representations and warranties of FEM in Section 3.2, and the special warranty of title set forth in

10 the Assignment, none of FEF VII-A, FEM or any of their Affiliates, or any of their representatives, consultants or advisors make or have made any representation or warranty, express or implied, at law or in equity, with respect to the NPR Properties, including as to the environmental or physical condition of and contractual arrangements and other matters affecting the NPR Properties. As of the date of this Agreement EPC has no knowledge of any breach of any representation, warranty or covenant of Sellers set forth herein. (f) Security Laws. EPC is acquiring the NPR Properties for its own account and not with the intent to make a distribution within the meaning of the Securities Act of 1933 (and the rules and regulations pertaining thereto) or a distribution thereof in violation of any other applicable securities Laws. (g) Funds. As of the date of this Agreement, EPC has sufficient cash and other sources of immediately available funds, as are necessary in order to pay the EPC Purchase Price (as may be adjusted in accordance with the provisions of this Agreement) to FEF VII-A at the closing hereunder, and to otherwise consummate the transactions contemplated hereby. (h) Brokers’ Fees. EPC has not made any agreement with respect to any broker’s or finder’s fees arising out of or in any way related to the transactions contemplated by this Agreement for which FEF VII-A or FEM will have any liability. (i) Litigation. To EPC’s Knowledge, no suit, action or other proceeding has been threatened or is pending against EPC before any Governmental Authority, and there exist no unsatisfied judgments, any of which might result in EPC’s inability to consummate the transactions contemplated hereby. (j) Governmental Authorizations. EPC has or will have all licenses, authorizations, consents and approvals from all Governmental Authorities required for the ownership of the ½ Property Share other than Customary Post-Closing Consents. EPC is now, and hereafter shall continue to be, qualified to own the ½ Property Share and the consummation of the transaction contemplated in this Agreement will not cause EPC to be disqualified as such an owner. Section 3.4 Survival of Representations and Warranties. Other than the representations and warranties made by FEF VII-A in Sections 3.1(a), 3.1(b), 3.1(c)(i) and 3.1(c)(ii)(1) and by FEM in Sections 3.2(a), 3.2(b), 3.2(c)(i) and 3.2(c)(ii)(1), which shall survive the Closing indefinitely, the representations and warranties made by Sellers in Section 3.1 and Section 3.2 shall survive the closing hereunder for a period of nine (9) months (the “Survival Period”) and thereafter shall be of no force or effect, and any claim for any breach thereof must be brought on or prior to the end of the Survival Period. (b) All representations and warranties made by EPC in Section 3.3 shall survive the closing hereunder indefinitely.

11 (c) All other indemnities, covenants and agreements contained in this Agreement shall survive the closing hereunder until fully performed in accordance with the terms and conditions of this Agreement. Except for the special warranty of title made by Sellers in the Assignment, the Parties have made no representations or warranties other than those expressly set forth in this Agreement. (d) Any claim for any breach of any representation, warranty, covenant, indemnity or agreement hereunder must be brought on or prior to the end of the applicable Survival Period (if any). (e) All indemnities of the Parties contained in Section 9.2 and Section 9.3 shall terminate as of the termination date of each respective representation, warranty, covenant, or agreement that is subject to indemnification thereunder, except in each case as to matters for which a specific written claim for indemnity has been delivered to the indemnifying Person on or before such termination date. (f) Notwithstanding anything herein to the contrary, EPC shall be entitled to receive the benefit of all indemnification obligations with respect to the ½ Property Share in its favor by reason of Sellers’ contractual inclusion as indemnitees under the NPR PSA. (g) With respect to any NPR Property which FEM is not the operator of, any of the foregoing representations or warranties with respect thereto shall be qualified, in all respects, as to or by Sellers’ Knowledge for such representation or warranty. (h) Except for the special warranty of title made by FEF VII-A and FEM in the Assignment, the Parties have made no representations or warranties of title other than those expressly set forth in Sections 3.1 and Section 3.2. Section 3.5 Waiver of Representations and Warranties. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLERS CONTAINED IN THIS ARTICLE III AND THE SPECIAL WARRANTY OF TITLE CONTAINED IN THE ASSIGNMENT, ARE EXCLUSIVE AND ARE IN LIEU OF, AND SELLERS EXPRESSLY DISCLAIM AND NEGATE AND EPC HEREBY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY, IMPLIED, OR OTHERWISE, INCLUDING WITH RESPECT TO: (A) THE QUALITY, ACCURACY, COMPLETENESS OR MATERIALITY OF THE DATA, INFORMATION AND MATERIALS FURNISHED (WHETHER ELECTRONICALLY, ORALLY, BY VIDEO, IN WRITING, IN ANY DATA ROOM OR BY ANY OTHER MEDIUM) AT ANY TIME TO EPC, ITS OFFICERS, AGENTS, EMPLOYEES AND AFFILIATES IN CONNECTION WITH EPC’S INVESTIGATION OF THE NPR PROPERTIES AND ASSUMED LIABILITIES AND THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING WITH RESPECT TO TITLE, COSTS, EXPENSES, REVENUES, ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE ASSOCIATED WITH THE NPR PROPERTIES, THE FINANCIAL VIABILITY OR PRODUCTIVITY OF THE NPR PROPERTIES, THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE NPR PROPERTIES AND FEDERAL, STATE, LOCAL OR TRIBAL INCOME OR OTHER TAX CONSEQUENCES ASSOCIATED WITH THE NPR PROPERTIES (ANY AND ALL SUCH DATA,

12 INFORMATION AND MATERIALS FURNISHED BY SELLERS OR OTHERWISE MADE AVAILABLE TO EPC ARE PROVIDED AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLERS, AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT EPC’S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW); (B) TITLE TO ANY OF THE NPR PROPERTIES; (C) THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF THE HYDROCARBONS IN OR UNDER THE NPR PROPERTIES, BOTH SURFACE AND SUBSURFACE; (D) COMPLIANCE WITH APPLICABLE CONTRACTS AND APPLICABLE LAWS (INCLUDING ENVIRONMENTAL LAWS); (E) THE ENVIRONMENTAL CONDITION OF THE NPR PROPERTIES; (F) ABSENCE OF DEFECTS (LATENT OR PATENT), SAFETY AND STATE OF REPAIR; (G) ANY RIGHTS OF EPC AND/OR ITS AFFILIATES UNDER APPLICABLE LAWS TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE; (H) ANY WARRANTY OF FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT; AND (I) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES AND GAS BALANCING INFORMATION. SELLERS DO NOT MAKE OR PROVIDE, AND EPC HEREBY WAIVES, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. EXCEPT FOR THE EXPRESS REPRESENTATIONS SET FORTH IN ARTICLE III AND THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE ASSIGNMENT, THE ½ PROPERTY SHARE IS SOLD, AND EPC ACCEPTS THE ½ PROPERTY SHARE “AS IS, WHERE IS AND WITH ALL FAULTS.” EXCEPT FOR THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE ASSIGNMENT, THERE ARE NO REPRESENTATIONS OR WARRANTIES THAT EXTEND BEYOND THE FACE OF THIS AGREEMENT AS PROVIDED IN (AND SUBJECT TO THE TERMS AND CONDITIONS OF) ARTICLE IX. Section 3.6 Waiver Of Consumer Protection Statutes. TO THE EXTENT THAT SUCH STATUTE APPLIES, SELLERS AND EPC CERTIFY THAT THEY ARE NOT “CONSUMERS” WITHIN THE MEANING OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, AND THE TEXAS BUSINESS AND COMMERCE CODE. EPC HEREBY WAIVES ITS RIGHTS UNDER ALL SUCH LAWS AND ANY OTHER LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EPC VOLUNTARILY CONSENTS TO THIS WAIVER. TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, EPC REPRESENTS TO SELLERS THAT (I) IT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; (II) IT IS REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS AGREEMENT; AND (III) SUCH LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY SELLERS OR AN AGENT OF SELLERS. Section 3.7 Conspicuous. EPC acknowledges that the waivers in Sections 3.5 and 3.6 are conspicuous.

13 ARTICLE IV COVENANTS Section 4.1 Intentionally Removed. Section 4.2 Confidentiality Agreement. The Parties have entered a Confidentiality Agreement, effective October 27, 2021 (the “Confidentiality Agreement”). The Parties further acknowledge and agree that the Confidentiality Agreement shall remain in effect following the closing hereunder, and any termination of this Agreement. Section 4.3 Reports. Sellers and EPC agree to cooperate with each other in connection with the preparation by such Parties of any report to any federal, state or local Governmental Authorities that are required of such Parties as the result of the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby. Section 4.4 Efforts. Each Party will use commercially reasonable efforts to take, or to cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including (a) cooperation in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated hereby; (b) cooperation in seeking and obtaining any such actions, consents, approvals, or waivers; and (c) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Promptly after closing hereunder, EPC shall: (i) record the Assignment and all state and federal assignments executed at the closing in all applicable real property records and/or, if applicable, the records of all state and federal governmental authorities and EPC shall provide to Sellers copies of such recorded documents; (ii) actively pursue the approval of all Customary Post-Closing Consents from the applicable Governmental Authorities; (iii) actively pursue all other consents and approvals that may be required in connection with the assignment of the ½ Property Share to EPC and the assumption of the rights, interests, obligations and liabilities assumed by EPC hereunder that have not been obtained prior to Closing, provided that Sellers shall reasonably cooperate with EPC in obtaining such other consents and approvals, at EPC’s sole cost and expense; and (iv) deliver all notices that may be required in connection with the assignment of the ½ Property Share to EPC and the assumption of the rights, interests, obligations and liabilities assumed by EPC hereunder. Section 4.5 Intentionally removed. Section 4.6 Investigation. EPC acknowledges that it has had the opportunity to conduct due diligence and investigation with respect to the NPR Properties, and in no event shall Sellers have any liability to EPC with respect to a breach of representation, warranty or covenant under this Agreement to the extent that EPC knew of such breach as of the closing under this Agreement. Section 4.7 Intentionally removed. Section 4.8 Pass Through Rights.

14 (a) Without limiting any of the direct warranties, representations, agreements or indemnities hereunder, FEF VII-A hereby assigns to EPC the benefit, under FEF VII-A, of any and all warranties, representations, agreements and indemnities provided by NPR to FEF VII-A under the NPR PSA. Upon written request by EPC Sellers shall take all reasonable action requested by EPC to enforce such warranties, representations, agreements and indemnities. (b) If FEF VII-A joins EPC in any enforcement for its own benefit, as owner of the undivided fifty percent (50%) interest of the NPR Properties retained by FEF VII-A, then the costs of such enforcement, and all obligations and Liabilities sustained in such enforcement, shall be borne by EPC and FEF VII-A equally, and EPC and FEF VII-A shall share equally in any recovery with respect to the NPR Properties that exceed any “basket” or analogous provisions of the NPR PSA. (c) If FEF VII-A does not join in any enforcement requested by EPC, or EPC does not join in any enforcement requested by FEF VII-A, then the requesting party shall bear all costs of such enforcement and shall bear all obligations and Liabilities sustained in such enforcement efforts, and the requesting party shall be entitled to all recovery from NPR to the extent attributable to its undivided fifty percent (50%) interest of the NPR Properties. If there is recovery from NPR with respect to all NPR Properties that exceed any “basket” or analogous provisions of the NPR PSA, then the requesting party shall be entitled to all such recovery to the extent of 120% of the reasonable and actual out of pocket costs incurred by the requesting party in the enforcement, and any such recovery exceeding 120% of the costs incurred by the requesting party in the enforcement shall then be shared equally between EPC and FEF VII-A. For the avoidance of doubt, the non- participating party shall not be responsible for any expenses incurred by the requesting party. Reimbursement for reasonable and actual out of pocket expenses incurred by the requesting party shall only be reimbursed by such recovery from an enforcement, if any. (d) FEF VII-A’s enforcement actions requested by EPC are conditioned on EPC’s timely payment of the pro-rata costs of such enforcement to be borne by EPC, and such advances of such pro-rata costs reasonably requested by FEF VII-A. (e) EPC shall DEFEND, INDEMNIFY and HOLD HARMLESS FEF VII-A (and each of the other Foundation Indemnified Parties) from and against and to the extent of the obligations and Liabilities to be borne by EPC under Sections 4.8(b) and (c) above. FEF VII-A shall DEFEND, INDEMNIFY and HOLD HARMLESS EPC (and each of the other EPC Indemnified Parties) from and against and to the extent of the obligations and Liabilities to be borne by FEF VII-A under Sections 4.8(b) and (c) above. THE FOREGOING INDEMNITY COVENANTS SHALL APPLY EVEN IF THE OBLIGATIONS AND LIABILITIES INDEMNIFIED AGAINST ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY THE INDEMNIFIED PARTY, OR ITS REPRESENTATIVES, EXCEPTING ONLY LIABILITIES ACTUALLY RESULTING ON THE ACCOUNT OF THE WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY OR ITS REPRESENTATIVES. (f) For purposes of example only, if the net recovery from NPR was $5,000,000, with EPC and FEF VII-A having joined in the enforcement, one-half (50%) or $2,500,000 shall be paid

15 to FEF VII-A and one-half (50%) or $2,500,000 shall be paid to EPC. Each Party agrees to provide a copy to the other Party hereunder of any and all notices of claims it may make under the NPR PSA. If the net recovery from NPR was $5,000,000, with only one Party having pursued such enforcement, and such Party’s reasonable and actual out of pocket expenses totaled $1,000,000, then that Party would receive $1,200,000 for reimbursement in pursuing the claim and the remaining $3,800,000 shall be split between the Parties – one half (50%) or $1,900,000 shall be paid to EPC and one-half (50%) or $1,900,000 shall be paid to FEF VII-A. ARTICLE V TITLE MATTERS AND PROPERTIES Section 5.1 Access. (a) Intentionally removed. (b) The term “Records” herein shall mean copies of all the files, records, maps and information in Sellers’ possession that are related to any of the NPR Properties, including all land, title and contract files and operations, accounting, environmental, production and production tax records, with respect to such properties and assets, but excluding any of the foregoing that Seller is contractually restricted from transferring. The term “Records” includes all Records (as such term is defined in the NPR PSA) acquired by FEF VII-A under the NPR PSA. (c) From and after the closing hereunder, Sellers shall afford to EPC, its Affiliates and each of their officers, employees, agents, accountants, attorneys, investment bankers, consultants and other authorized representatives (collectively, “EPC’s Representatives”) reasonable access, during normal business hours, to the NPR Properties and all Records in Sellers’ or any of its Affiliates’ possession. (d) Intentionally removed. (e) Intentionally removed. (f) Intentionally removed. (g) Intentionally removed. Section 5.2 EPC Confidentiality. EPC acknowledges that, pursuant to its right of access to the Records and the NPR Properties, EPC will become privy to confidential and other information of Sellers and that such confidential and other information shall be held confidential by EPC and EPC’s Representatives in accordance with the terms of the Confidentiality Agreement. Section 5.3 Disclosures under the NPR PSA and the FEF VII-A’s Reports. EPC is entering this Agreement, subject to all matters disclosed in the NPR PSA and the FEF VII-A Reports. Upon closing hereunder, EPC shall acquire the ½ Property Share subject to all matters disclosed in the NPR PSA or in the FEF VII-A’s Reports without adjustment to the EPC Purchase Price. Section 5.4 Intentionally removed.

16 Section 5.5 Intentionally removed. Section 5.6 Intentionally removed. Section 5.7 Intentionally removed. Section 5.8 Intentionally removed. Section 5.9 Applicable Consents. (a) Prior to closing hereunder, Seller shall use commercially reasonable efforts to procure any required third party consents, excluding Customary Post-Closing Consents, necessary to transfer the ½ Property Share to EPC (such consents, the “Applicable Consents”) and, with respect to any Applicable Consents not obtained (or denied, in writing) on or prior to the closing hereunder, until the expiration of 120 days after the closing hereunder (“Cure Period”) (provided, however, that Sellers shall not be obligated to pay any consideration or waive or release any right or privilege in order to obtain any such consent). Subject to the immediately succeeding proviso, notwithstanding the existence of an outstanding Applicable Consent with respect to any NPR Property at closing hereunder, an undivided one-half interest of such NPR Property shall be included in the ½ Property Share conveyed by Seller to EPC pursuant to this Agreement at the closing hereunder, without any reduction to the EPC Purchase Price with respect thereto; provided, however, that, if, as of the closing hereunder, Sellers have not obtained any Applicable Consent with respect to any Lease that contains language to the effect that the transfer of the Lease without such Applicable Consent would be void or cause the termination of such Lease (any such Applicable Consent, a “Required Consent”), then, such Lease (and any associated NPR Properties) shall not be included in the ½ Property Share conveyed by Sellers to EPC pursuant to this Agreement at the closing hereunder, and the EPC Purchase Price shall be adjusted downward by one-half of the Allocated Value of the NPR Property Rights to such Lease set forth in the NPR PSA. If following closing hereunder (but prior to the expiration of the Cure Period) any Required Consent applicable to a Lease that was excluded from the ½ Property Share conveyed by Seller to EPC at Closing pursuant to this Section 5.9(a) is obtained, then within ten (10) Business Days of obtaining such Required Consent, Sellers shall assign to EPC pursuant to an assignment in substantially the same form as the Assignment, an undivided one-half of the NPR Property rights to such Lease (and, if applicable, an undivided one-half any associated other NPR Properties) and the EPC Purchase Price shall be increased by an amount equal to one-half of the Allocated Value of such NPR Properties set forth in the NPR PSA. (b) If any Applicable Consent with respect to any Applicable Contract is not obtained prior to the closing hereunder, then, until the earlier of the expiration of the Cure Period and such time that such Applicable Consent is obtained (or denied in writing), to the extent permissible under Law and under the terms of such Applicable Contract, Sellers shall provide to EPC the benefits and burdens of such Applicable Contract to the extent attributable to the ½ Property Share of such Applicable Contract which would otherwise have been assigned to EPC at closing hereunder, and EPC shall promptly reimburse Sellers for, and shall DEFEND, INDEMNIFY and HOLD HARMLESS Sellers (and each of the other Foundation Indemnified Parties) from and against any and all obligations and Liabilities incurred by Sellers (or any of the other Foundation

17 Indemnified Parties) in connection therewith. EVEN IF SUCH LIABILITIES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY A MEMBER OF THE FOUNDATION INDEMNIFIED PARTIES, EXCEPTING ONLY LIABILITIES ACTUALLY RESULTING ON THE ACCOUNT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE FOUNDATION INDEMNIFIED PARTIES. With respect to any Applicable Contract for which any Applicable Consent has not been obtained as of the expiration of the Cure Period or is denied in writing, Sellers shall endeavor to mutually agree with EPC with respect to alternative arrangements intended to provide EPC, to the greatest extent possible, with the benefit and burden of any such Applicable Contract to the extent attributable to the share of such contract which would have otherwise been assigned to EPC as part of the ½ Property Share. Notwithstanding anything to the contrary set forth herein, the rights and remedies of EPC set forth in this Section 5.9 shall be EPC’s exclusive rights and remedies with respect to any Applicable Consent applicable to the NPR Properties. (c) Notwithstanding any provisions of this Section 5.9 to the contrary or the inclusion in the Assignment of an undivided one-half interest of any NPR Properties subject to a Required Consent outstanding as of the Closing, neither this Agreement nor the Assignment shall be deemed to provide for the conveyance of any portion of such NPR Properties to EPC at the closing hereunder, provided that (i) the EPC Purchase Price shall be adjusted downward by one-half of the Allocated Value of such NPR Properties set forth in the NPR PSA(to the extent such downward adjustment did not occur at closing hereunder) if such Required Consent is not subsequently obtained, and (ii) if an undivided one-half interest of any such NPR Properties are conveyed to EPC pursuant to an Assignment and the EPC Purchase Price is adjusted downward by one-half of the Allocated Value of such NPR Properties set forth in the NPR PSA, EPC will convey the share of such NPR Properties back to Sellers. (d) With respect to each Applicable Consent (other than a Required Consent) which is not obtained prior to closing hereunder, EPC shall have no claim against, and hereby releases and agrees to defend and indemnify the Foundation Indemnified Parties from any claim or loss arising out of the conveyance of an interest in the applicable asset without having obtained the Applicable Consent therefor. ARTICLE VI INTENTIONALLY REMOVED. ARTICLE VII CLOSING Section 7.1 Closing Settlement Statement. Seller has prepared the Closing Settlement Statement as set forth in Schedule 2.3. (a) All upward or downward adjustments to the EPC Purchase Price not determined as of the closing hereunder shall be taken into account in the Post-Closing Settlement Statement. Seller and EPC agree to take such further actions and to execute, acknowledge and deliver all such

18 further documents that are necessary or useful in carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement. Section 7.2 Closing Obligations. At the closing under this Agreement, which is to occur on the date of this Agreement, EPC shall deliver (or cause to be delivered) to Sellers the following items (all documents, certificates and other items listed below that are required to be executed, will be duly executed and acknowledged, where required, by an authorized signatory of EPC or, if applicable, an Affiliate of EPC): (i) by direct bank deposit or wire transfer in same day funds to FEF VII-A (or any QI designated by Sellers), in accordance with Sellers’ written instructions (to be provided to EPC at least two (2) Business Days prior to the closing hereunder), an amount equal to the EPC Purchase Price, as adjusted by the Closing Settlement Statement; (ii) an Assignment, Bill of Sale and Conveyance, and a Mineral Conveyance, in form and substance reasonably agreed upon by the Parties (the “Assignment”), covering the ½ Property Share, in sufficient counterparts for recordation in each of the counties in which the NPR Properties are located; (iii) (intentionally removed); (iv) such evidence (including evidence of satisfaction of all applicable bonding requirements) as Seller may reasonably require, that EPC is qualified with the applicable authorities to succeed Seller as the owner of the ½ Property Share; (v) the certificate in the form of Exhibit B-1, and (vi) the Development Plan, the form of which is attached as Exhibit D, to be executed by the Parties at Closing under Section 10.2. (b) Sellers shall deliver (or cause to be delivered) to EPC the following items (all documents, certificates and other items listed below that are required to be executed, will be duly executed and acknowledged, where required, by an authorized signatory of the Seller or, if applicable, an Affiliate of the Seller): (i) an Assignment covering the ½ Property Share executed by FEF VII-A, in sufficient counterparts for recordation in each of the counties in which the NPR Properties are located; (ii) releases of the Amegy Mortgage Lien as to the ½ Property Share; (iii) a certification of non-foreign status from FEF VII-A in form and substance substantially similar to that set forth on Exhibit C; (iv) the certificate in the form of Exhibit B-2, and (v) the Development Plan, the form of which is attached as Exhibit D, to be executed by the Parties at Closing under Section 10.2.

19 ARTICLE VIII POST-CLOSING RIGHTS AND OBLIGATIONS Section 8.1 Files and Records. Following closing hereunder Sellers will make available to EPC digital copies of all Records currently held by Sellers in digital form. For a period of seven (7) years following closing hereunder EPC, at EPC’s cost, can arrange to copy some or all the remaining Records (that is, the Records not currently held by Sellers in digital form) together with such additional files, data and records of Sellers as may be reasonably requested by EPC in order to pursue any claims, obligations and disputes relating to the NPR Properties. Sellers shall provide reasonable access of the remaining Records to EPC for the copying by EPC. Section 8.2 Post-Closing Adjustments. On or before the third (3rd) Business Day following the later to occur of (i) the expiration of the Cure Period, or (ii) the Final Settlement Date is reach under the NPR PSA, Sellers shall prepare and deliver to EPC, in accordance with this Agreement and generally accepted accounting principles, a statement (the “Post-Closing Settlement Statement”) setting forth each adjustment to the EPC Purchase Price that was not included in the Closing Settlement Statement (or which was included in the Closing Settlement Statement and requires revision) and showing the calculation of such adjustments, which adjustments shall be in accordance with the principles of this Agreement. Within twenty (20) days of receipt of the Post-Closing Settlement Statement, EPC shall deliver to Sellers a written report containing any changes that EPC proposes be made to the Post-Closing Settlement Statement. In the event that EPC does not provide such report within such twenty (20) day period, it shall be deemed that EPC has accepted Sellers’ Post-Closing Settlement Statement. The Parties shall negotiate in good faith and undertake to agree with respect to the amounts due pursuant to such Post-Closing Settlement Statement no later than fifteen (15) days after EPC’s submission of its written report hereunder to Sellers (the date upon which such agreement is reached or the date of the Accounting Expert’s decision concerning any dispute shall be herein called the “Post-Closing Settlement Date”). EPC shall, within seven (7) days of the Post-Closing Settlement Date, pay to Sellers, or Sellers shall pay to EPC, as applicable, in immediately available funds the final settlement adjustment amount set forth therein. If EPC and Sellers are unable to agree with respect to the amounts due pursuant to the Post-Closing Settlement Statement within such fifteen (15) day period, then either Party may elect to have the remaining matters in dispute submitted to an independent accounting firm to which the Parties mutually agree, for review and final determination (the “Accounting Expert”). The Accounting Expert’s determination shall be made within twenty (20) days after submission of the matters in dispute and shall be final and binding on all Parties, without right of appeal. In determining the proper amount of any adjustment to the EPC Purchase Price, the Accounting Expert shall not increase the EPC Purchase Price more than the increase proposed by Sellers nor decrease the EPC Purchase Price more than the decrease proposed by EPC, as applicable. The Accounting Expert shall act as an expert for the limited purpose of determining the specific disputed matters submitted by either Sellers or EPC and may not award damages or penalties to any Party with respect to any matter. Sellers and EPC shall each bear its own legal fees and other costs of presenting its case. The costs and expenses of the Accounting Expert shall be borne one-half by EPC and one-half by Sellers. Notwithstanding anything to the contrary set forth herein, there shall be no further EPC Purchase Price adjustments pursuant to Section 2.3 for any item not included in the Post-Closing Settlement Statement delivered by Sellers (or EPC’s written report, if any, delivered with respect thereto) in accordance with the provisions of this Section 8.2.

20 Section 8.3 Further Assurances. From and after the closing hereunder, at the request of Sellers but without further consideration, EPC will execute and deliver or use commercially reasonable efforts to cause to be executed and delivered such other instruments of conveyance and take such other actions as Sellers reasonably may request to put Sellers more effectively in possession of any property or assets which was not intended by the Parties to be conveyed to EPC. From and after the Closing, at the request of EPC but without further consideration, Sellers shall execute and deliver or use commercially reasonable efforts to cause to be executed and delivered such other instruments of conveyance and take such other actions as EPC reasonably may request to put EPC more effectively in possession of the ½ Property Share. If any of the NPR Properties are incorrectly described in any Assignment, the description shall be corrected upon proof of the proper description. Section 8.4 Recording Documents; Obtaining Customary Post-Closing Consents. EPC shall be responsible for recording and filing documents associated with the transfer of the ½ Property Share to it and for all costs and fees associated therewith, including filing the Assignments with appropriate federal, state and local governmental authorities as required by applicable Law. As soon as practicable after recording or filing, EPC shall furnish Sellers with all recording data and evidence of all required filings including filings with the appropriate state counties. EPC shall also be responsible for obtaining any Customary Post-Closing Consents applicable to the transaction contemplated hereunder and all costs and fees associated therewith. ARTICLE IX INDEMNIFICATION Section 9.1 Definitions. (a) Sellers and their respective Affiliates, and all their and their respective equity holders, partners, members (excluding, in each case, such equity holders, partners or members that are equity holders, partners or members of Seller or any of its Affiliates solely by virtue of their holding publicly traded shares, units or partnership interests), directors, officers, managers, employees, agents and representatives (collectively, the “Foundation Indemnified Parties”). (b) EPC and its Affiliates, and all its and their respective equity holders, partners, members (excluding, in each case, such equity holders, partners or members that are equity holders, partners or members of EPC or any of its Affiliates solely by virtue of their holding publicly traded shares, units or partnership interests), directors, officers, managers, employees, agents and representatives (collectively, the “EPC Indemnified Parties”). (c) “Liabilities” shall mean any and all claims, causes of actions, payments, charges, judgments, assessments, liabilities, losses, damages, supplemental environmental projects, penalties, fines or costs and expenses, including any fees of attorneys, experts, consultants, accountants and other professional representatives and legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury, illness or death, property damage, contracts claims, torts or otherwise. Section 9.2 EPC’s Indemnity Obligation. Effective from and after the closing hereunder, subject to the survival limitations on the representations of the Parties set forth in

21 Section 3.4 and otherwise herein, EPC and its successors and assigns shall be responsible for, shall pay, and will DEFEND, INDEMNIFY and HOLD HARMLESS the Foundation Indemnified Parties from and against any and all Liabilities arising out of, resulting from, based on, associated with, or relating to any breach by EPC of EPC’s representations, warranties or covenants set forth in this Agreement. Section 9.3 Sellers’ Indemnity Obligation. (a) Effective from and after the closing hereunder, subject to the survival limitations on the representations of the Parties set forth in Section 3.4 and otherwise herein, each Seller and its successors and assigns, jointly and severally, shall be responsible for, shall pay, and will DEFEND, INDEMNIFY and HOLD HARMLESS the EPC Indemnified Parties from and against any and all Liabilities arising out of, resulting from, based on, associated with, or relating to any breach by such Seller of its representations, warranties or covenants set forth in this Agreement. (b) Each Seller and its successors and assigns, jointly and severally, shall be responsible for, shall pay, and will DEFEND, INDEMNIFY and HOLD HARMLESS the EPC Indemnified Parties from and against any and all Liabilities arising out of, resulting from, based on, associated with, or relating to any breach by such Seller of its representations, warranties or covenants set forth in this NPR PSA. Section 9.4 Cross Indemnity of the Assumed Liabilities under the NPR PSA. If closing occurs hereunder, EPC shall have assumed one-half of the Assumed Liabilities under the NPR PSA, and FEF VII-A shall have retained one-half of its liabilities of said Assumed Liabilities. EPC and its successors and assigns shall be responsible for, shall pay, and will DEFEND, INDEMNIFY and HOLD HARMLESS FEF VII-A and its successors and assigns from and against any and all of the Assumed Liabilities under the NPR PSA so that, and to the extent that, FEF VII-A, its successors and assigns, shall bear only one-half of any and all of the Assumed Liabilities under the NPR PSA. FEF VII-A and its successors and assigns shall be responsible for, shall pay, and will DEFEND, INDEMNIFY and HOLD HARMLESS EPC, its successors and assigns, from and against any and all of the Assumed Liabilities under the NPR PSA so that, and to the extent that, EPC, its successors and assigns, shall bear only one-half of any and all of the Assumed Liabilities under the NPR PSA. Section 9.5 Waiver of Certain Damages. Except with respect to any Third Party claims for which a Party is entitled to be indemnified under this Article IX or otherwise pursuant to this Agreement, each of the Parties expressly waives and releases, on its own behalf and on behalf of its Affiliates, indirect, special, consequential, punitive and exemplary damages and damages for lost profits of any kind with respect to any dispute arising out of, resulting from, based on, associated with, or relating to, this Agreement, the breach hereof or the transactions contemplated hereby. Section 9.6 Exclusive Remedy. Except to the extent there are any indemnification rights granted to Sellers from NPR pursuant to the NPR PSA, the indemnity obligations set forth in this Agreement and the special warranty of title in the Assignment shall be the exclusive remedies for the Parties for the breach of any representation, warranty or covenant set forth in this Agreement or any claim arising out of, resulting from or related to the

22 transactions contemplated hereby, and each Party hereby releases, waives and discharges the other Party and its affiliates and all of such persons’ equityholders, partners, members, directors, officers, employees, agents, advisors, and representatives from any and all suits, legal or administrative proceedings, claims, demands, damages, losses, costs, Liabilities, interest or causes of action whatsoever, at law or in equity, known or unknown, which EPC or the EPC Indemnified Parties, or Sellers or the Foundation Indemnified Parties, as applicable, might now or subsequently have, based on, relating to or arising out of this Agreement, the transactions contemplated by this Agreement, the ownership, use or operation of any of the NPR Properties prior to closing hereunder or the condition, quality, status or nature of any of the NPR Properties prior to closing hereunder, including rights to contribution under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and any similar Environmental Law, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages, common law rights of contribution, rights under insurance maintained by Sellers or any of their respective affiliates, and any other claims under state or federal securities Laws, available at common law, in equity or by statute, including rescission. Section 9.7 Extent of Indemnification. The indemnification and assumption provisions provided for in this Agreement shall be applicable whether or not the Liabilities in question arose solely or in part from the gross, active, passive or concurrent negligence or other fault of any Foundation Indemnified Party or EPC Indemnified Party. Section 9.8 Knowledge. In the event EPC obtains knowledge of any matter that causes or would be likely to cause any representations or warranties of a Seller to be untrue or inaccurate in any respect, EPC shall promptly give notice of such matter to Sellers. If EPC fails to notify Seller of any such matter, then, following the closing hereunder, EPC shall not be entitled to claim that such Seller breached any representation or warranty as a result of such matter. Section 9.9 Losses. In the event a Party is obligated to make payments to the EPC Indemnified Parties or Foundation Indemnified Parties, as the case may be, any such amounts shall be net of any (a) (i) insurance proceeds realized by and paid to any person in respect of or related to the event, cause or condition giving rise thereto or (ii) insurance proceeds that would reasonably be expected to be received or realizable by any Person through their reasonable efforts with respect to such event, cause or condition giving rise thereto, (b) tax benefits in respect of or related to the event, cause or condition giving rise thereto, and (c) (i) amounts actually recovered from third parties (or that would reasonably be expected to be recoverable over time) with respect to such event, cause or condition giving rise thereto, in any case, after giving effect to any expenditures to obtain such payments and any applicable deductible or retention and resulting retrospective premium adjustment, or (ii) amounts that would reasonably be expected to be recovered from third parties (or that would reasonably be expected to be recoverable over time) with respect to such event, cause or condition giving rise thereto through reasonable efforts. Section 9.10 Claimants. Any claim for indemnity under this Article IX by any current or former affiliate, stockholder, member, officer, director, employee, agent, lender, advisor, representative, accountant, attorney, or consultant of any Party must be brought and administered by the applicable Party to this Agreement. No indemnified party other than Sellers and EPC shall

23 have any rights against either Sellers or EPC under the terms of this Article IX except as may be exercised on its behalf by EPC or Sellers, as applicable, pursuant to this Article IX. Sellers and EPC may elect to exercise or not exercise indemnification rights under this Article IX on behalf of the other Foundation Indemnified Parties and EPC Indemnified Parties, respectively, affiliated with it in its sole discretion and shall have no liability to any such other indemnified party for any action or inaction under this Section 9.10. Section 9.11 Disclaimer of Application of Anti-Indemnity Statutes. The Parties acknowledge and agree that the provisions of any anti-indemnity statute relating to oilfield services and associated activities shall not be applicable to this Agreement and the transactions contemplated hereby. ARTICLE X OPERATIONS; DEVELOPMENT PLAN Section 10.1 FEM as Operator. FEM shall continue to be the Operator of the NPR Properties for which FEM is the current operator, and, as between the Sellers and EPC, FEM shall conduct such operations under the authority of existing joint operating agreements and the pooling orders governing said NPR Properties. EPC, its successors and assigns, agree to the continued operations by FEM of the NPR Properties, and agree to reasonably support the continued operations by FEM. In addition, EPC, its successors and assigns, agree to reasonably support any designation of operator hereafter made by FEF VII-A on any of said properties. Section 10.2 Development Plan. As part of, and as a condition to closing hereunder, the Parties agree to enter a Development Plan, in the form of the document attached hereto as Exhibit D and made a part hereof. ARTICLE XI INTENTIONALLY REMOVED ARTICLE XII MISCELLANEOUS Section 12.1 Notices. All notices and communications required or permitted under this Agreement shall be in writing and shall be sufficiently given, effective upon receipt, if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid, or overnight carrier, (c) sent by electronic mail (with confirmation of delivery) with a PDF of the notice or other communication attached (with the original sent by U.S. mail the same day such electronic mail is sent) or (d) communicated by facsimile (with confirmation of delivery), to the following address for each Party: Sellers: Foundation Energy Fund VII-A, L.P. 5057 Keller Springs Rd., Suite 650 Addison, Texas 75001 Attention: Caleb Bates E-mail: cbates@foundationenergy.com

24 Joel P. Sauer E-mail: jsauer@foundationenergy.com With a copy (which shall not constitute notice) to: Kurt M. Daniel P.C. 3816 Villanova Dallas, Texas 75225 Attention: Kurt M. Daniel E-mail: kurt@kurtmdanielpc.com EPC: Evolution Petroleum Corporation 1155 Dairy Ashford St., Suite 425 Houston, Texas Attention: Jason Brown jbrown@evolutionpetroleum.com With a copy (which shall not constitute notice) to: Greathouse Holloway McFadden Trachtenberg PLLC 4200 Montrose Blvd, Suite 300 Houston, Texas 77006 Attention: Barry E. McFadden Any Party may, by written notice so delivered to the other Party in accordance with this Section 12.1, change the address or individual to which delivery of any communication or notice under this Agreement shall be made to such Party. Section 12.2 Amendments and Severability. No provision of this Agreement may be amended, modified or waived, except by an instrument in writing executed, by EPC and Sellers in the case of amendment or modification, or, in the case of a waiver, by the Party to whom the obligation waived was owed. The invalidity of any one or more provisions of this Agreement shall not affect the validity of this Agreement as a whole, and in case of any such invalidity, this Agreement shall be construed as if the invalid provision had not been included herein. Section 12.3 Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other Party; provided, however, with prior notice to Sellers, EPC may assign its rights and obligations under this Agreement (including by merger, consolidation, by operation of law or otherwise), in whole or from time to time in part, to one or more of its affiliates, or any person acquiring all, or substantially all, of the assets of EPC; further provided, however, no such assignment shall relieve EPC of its liabilities and obligations under this Agreement. Notwithstanding any permitted assignment by a Party hereunder, such Party shall not be released from its obligations hereunder without the written consent of the other Party. Section 12.4 Interpretation.

25 (a) Headings. The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect the interpretation of any of the terms or provisions of this Agreement. (b) Construction. Unless the context requires otherwise: (i) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (ii) references to Articles, Sections, Exhibits and Schedules refer to Articles, Sections, Exhibits and Schedules of this Agreement; (iii) references to money refer to legal currency of the United States of America; (iv) the word “including” shall mean “including, without limitation”; (v) all capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms; (vi) the words “hereof,” “herein,” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (vii) references to Laws refer to such Laws as they may be amended from time to time, and references to particular provisions of a Law include any corresponding provisions of any succeeding Law; and (viii) all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. (c) Exhibits and Schedules. The Schedules hereto are qualified in their entirety by reference to specific provisions of the Agreement, and are not intended to constitute, and shall not be construed as constituting, representations or warranties of Seller except to the extent expressly provided in the Agreement. Matters reflected in the Schedules are not necessarily limited to matters required by the Agreement to be reflected in the Schedules. To the extent any such additional matters are included, they are included for informational purposes and do not necessarily include other matters of a similar nature. Any matter disclosed on any Schedule shall be deemed disclosed on all Schedules. Inclusion of a matter on a Schedule to this Agreement in relation to a representation or warranty which addresses matters having a Material Adverse Effect shall not be deemed an indication that such matter does or does not, or may or may not, have a Material Adverse Effect. Likewise, the inclusion of a matter on a Schedule to this Agreement in relation to a representation or warranty shall not be deemed an indication that such matter necessarily would or would not, or may or may not, breach such representation or warranty absent its inclusion on such Schedule. Neither the specification of any Dollar amount in the representations and warranties contained in the Agreement nor the inclusion of any specific item in any Schedule hereto is intended to imply that such amounts (or any higher or lower amounts), or the items so included in such Schedule (or any other items), in each case, are or are not material or within or outside the ordinary course of business. (d) Not to be Construed Against Drafter. The Parties acknowledge that they have had an adequate opportunity to review each and every provision contained in this Agreement and to submit the same to legal counsel for review and comment, including the waivers and indemnities contained herein. Based on said review and consultation, the Parties agree with each and every term contained in this Agreement. Based on the foregoing, the Parties agree that the rule of construction that a contract be construed against the drafter, if any, shall not be applied in the interpretation and construction of this Agreement. (e) Time for Performance. If any time period hereunder expires on, or the date for or deadline for performance of any obligations or delivery of any notice hereunder falls on, a day which is not a Business Day, unless otherwise provided for herein, then the date of expiration of

26 any such time period, or the date for or deadline for performance of any such obligation or delivery of any such notice hereunder, shall be extended to the next Business Day. Section 12.5 Governing Law. This Agreement shall be governed by and construed under the Laws of the State of Texas, excluding any choice of law rules which may direct the application of the Laws of another jurisdiction, and with the exception of title and real property matters which shall be governed by the laws of the State of North Dakota (excluding any choice of law rules which may direct the application of the laws of another jurisdiction). Section 12.6 Announcements. (a) Each Party shall maintain all provisions of this Agreement in strictest confidence, and shall not cause or permit disclosure of this Agreement or any provisions contained herein to any other Person without the express written consent of the other Party, provided disclosures of any provisions of this Agreement otherwise prohibited may be made by either Party: (i) to the extent necessary for such Party to enforce its rights hereunder against the other Party; (ii) to the extent to which a Party or its Affiliate is required to disclose all or part of this Agreement by applicable Law or by other compulsory process (including deposition, subpoena, interrogatory, or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to its own directors, officers, employees, agents, and representatives; (v) to an Affiliate; Before disclosing any provisions of this Agreement under subsection (ii) or (iii) above, the disclosing Party will, to the extent not prohibited by applicable Law, promptly provide the other Party with written notice of such requirement so that the other Party may have an opportunity to attempt to seek, at its sole expense, an appropriate protective order. (b) Party Responsibility; Obligations Given Jointly and Severally. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 12.6. Notwithstanding anything to the contrary in this Agreement, all covenants, obligations, warranties and representations set out in this Agreement given by the Sellers (or any of them) are given severally and jointly by each Seller. Further, the Sellers are jointly and severally liable for all obligations of either Seller under this Agreement. (c) Public Announcements. Sellers and EPC agree that, following the closing hereunder, the consent (as to both form and content), not to be unreasonably withheld, of the other Party shall be obtained prior to issuing any press release or making any public statement with respect to this Agreement, except to the extent that such press release or other public announcement

27 is required by applicable Law; provided that EPC shall be permitted to issue a press release or make a public announcement upon the execution of this Agreement to announce such execution of this Agreement and will provide Sellers with a copy of such press release or public announcement in advance of its release and provide Sellers with a reasonable opportunity to comment on the same. Notwithstanding anything herein to the contrary, no Party shall make any press release or announcement with respect to this Agreement prior to the closing hereunder, except in each case as may be required by applicable Laws or the applicable rules or regulations of any Governmental Authority or stock exchange. Section 12.7 Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire understanding among the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter, whether oral or written. Section 12.8 Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. Except with respect to the indemnified parties expressly stated herein, nothing contained in this Agreement, express or implied, is intended to confer upon any other Person (other than the Parties, and their respective successors and permitted assigns) any benefits, rights or remedies under this Agreement, provided that only a Party and its successors and permitted assigns shall have the right to enforce the provisions of this Agreement on its own behalf or on behalf of any of its related indemnified parties (but shall not be obligated to do so). Section 12.9 Like Kind Exchange. EPC shall have the right to request that Sellers assign all or any portion of the ½ Property Share to a QI designated by EPC in order for such QI to effect a Like-Kind Exchange for EPC with respect to the ½ Property Share and other assets. Such an assignment of the ½ Property Share shall not release either Party from any of its respective liabilities and obligations to each other or expand any such respective liabilities or obligations under this Agreement. Neither Party represents to the other that any particular Tax treatment will be given to either Party as a result of such Like-Kind Exchange. Sellers shall cooperate with EPC in connection with the assignment of such NPR Properties to effect such Like-Kind Exchange but shall not be obligated to pay any additional costs or incur any additional obligations as a result thereof. Section 12.10 Waiver. Except as set forth in Section 12.2, the failure of a Party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach thereof shall not constitute a waiver of any provisions of this Agreement or limit such Party’s right thereafter to enforce any provision or exercise any right. Section 12.11 Conspicuousness of Provisions. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE PROVISIONS CONTAINED IN THIS AGREEMENT THAT ARE SET OUT IN “BOLD” AND/OR ALL CAPITAL LETTERS SATISFY THE REQUIREMENT OF THE “EXPRESS NEGLIGENCE RULE” AND ANY OTHER REQUIREMENT AT LAW OR IN EQUITY THAT PROVISIONS CONTAINED IN A CONTRACT BE CONSPICUOUSLY MARKED OR HIGHLIGHTED.

28 Section 12.12 Counterparts. This Agreement may be executed by Sellers and EPC in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument. Facsimile and electronic (i.e., pdf transmission) signature pages shall constitute original signature pages hereunder. Section 12.13 Waiver of Jury Trial; Submission to Jurisdiction. THE PARTIES IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED ON, RELATED TO OR ARISING OUT OF (IN WHOLE OR IN ANY PART IN ANY WAY) THIS AGREEMENT, ANY TRANSACTION CONTEMPLATED HEREBY OR ANY BREACH HEREOF OR THEREOF. (b) WITH RESPECT TO ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED ON, RELATED TO, OR ARISING OUT OF (IN WHOLE OR IN ANY PART IN ANY WAY) THIS AGREEMENT (AN “ACTION”), EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE CIVIL DISTRICT COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS, TEXAS, AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR FEDERAL COURT. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION. THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT A FINAL AND UNAPPEALABLE JUDGMENT AGAINST ANY OF THEM IN ANY ACTION CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT. Signature Pages Follow

29 IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date at the beginning of this document. SELLERS: FOUNDATION ENERGY FUND VII-A, L.P. By: Foundation Energy Management, LLC, its sole manager By: /s/ Joel P. Sauer________________ Joel P. Sauer Executive Vice President FOUNDATION ENERGY MANAGEMENT, LLC By: /s/ Joel P. Sauer________________ Joel P. Sauer Executive Vice President

30 BUYER: EVOLUTION PETROLEUM CORPORATION By: /s/ Jason Brown_______________ Jason Brown President and Chief Executive Officer